                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


             -----------------------------------------------------

                                  FORM 8-K/1A

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1997

                            AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)

New York                           0-10832                    13-2956272
------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             I.R.S. Employer
of incorporation or                File Number)            Identification No.)
organization)


250 Clearbrook Road, Elmsford, New York                    10523
------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (914) 592-6100
------------------------------------------------------------------------------


------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)   Financial Statements of Business Acquired.

                  (i) Financial Statements with respect to Regam Medical Systems International AB are included herewith as
                        Exhibit 7(a)(i).

                  (ii) Report of Rolf Franson, Authorized Public Accountant. Relating to Financial Statements of Regam Medical Systems International AB is included herewith as
                        Exhibit 7(a)(ii).

           (b)   Pro-forma Financial Information.

                  Pro forma financial information with respect to the acquisition described in the Form 8-K/1A is included herewith as Exhibit 7(b)

           (c)   Exhibits.

                 Not Applicable


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  AFP Imaging Corporation


              Dated:  June 30, 1997               By: /s/ David Vozick
                                                      David Vozick,
                                                      Chairman of the Board

                                 ANNUAL REPORT

                                      for

                     Regam Medical Systems International AB
                             (Reg. no. 556222-7370)

The Board of Directors and the Managing Director of Regam Medical Systems International AB present the following report for the period January 1, 1995 - August 31, 1996.

                             ADMINISTRATION REPORT


Operations

The company operates in development, production and selling of medical electronic.

Group relationship

Purchase from subsidiaries during the year SEK 1,000,000.
Selling to subsidiaries during the year.

The company is a wholly-owned subsidiary to ACG Nystromgruppen AB.

Personnel

The average number of employees and the salaries, wages and other remunerations were as follows:

                                             1995-09-01
                                             1996-08-31

Average number of employees                          10
Whereof women                                         2

Salaries and other remunerations

Board of Directors and
Managing Directors:                             331,937
Other employees:                              2,015,133
                                              ---------
                                              2,347,070
                                              =========

REGAM AB

Profit distribution proposal

The annual general meeting has the following profits for its disposal:

Retained earnings                                    --

Net profit of the year                              503
                                              ---------

                                                    503
                                              =========

The Board of Directors and the Managing Director proposes following profit distribution:

Profit carried forward                              503
                                              =========


The result of the company's operations and position at the end of the year are shown in the following income statement, balance sheet, and related notes.

REGAM AB

INCOME STATEMENT                                     1995-09-01
                                                     1996-08-31

Operating income
Net sales                                             9,799,136
Other operating income                                  491,338
                                                    -----------

                                                     10,290,474

Operating expenses
Cost of goods sold and administration
costs                                               -11,365,718
                                                    -----------

Operating income before depreciation                 -1,075,244

Cost depreciation
Machinery and equipment       (Note 2)                 -153,685
                                                    -----------

Operating income after depreciation                  -1,228,929


Financial income and expenses
Interest income                                           7,600
Interest expense                                        -53,128
                                                    -----------

Income before appropriations and tax                 -1,274,457

Appropriations
Group contribution received                           1,280,000
                                                    -----------

Income before tax                                         5,543

Tax                                                      -5,040
                                                    -----------

Net profit                                                  503
                                                    ===========

REGAM AB

BALANCE SHEET (SEK)                            1996-08-31     1995-08-31

ASSETS

Current assets

Cash and bank deposits                                588              --
Loan from subsidiary                            1,330,000          50,000
Trade receivables                               1,184,448              --
Prepaid expenses and accrued income               312,551              --
Other current assets                              839,752              --
Inventories                 (Note 1)              722,700              --
                                                ---------       ---------

Total current assets                            4,390,039          50,000

Fixed assets

Machinery and equipment     (Note 2)              358,603              --
                                                ---------       ---------

Total fixed assets                                358,603              --

Total assets                                    4,748,642          50,000
                                                =========       =========

REGAM AB

LIABILITIES AND SHAREHOLDERS'                  1996-08-31      1995-08-31
EQUITY

Current liabilities

Accounts payable to subsidiaries                1,036,840              --
Accounts payable - trade                          669,903              --
Accrued expenses and prepaid income             1,199,380              --
Other current liabilities                          92,201              --
Other tax provision                                 3,479              --
                                                ---------       ---------

Total current liabilities                       3,001,803              --

Long-term liabilities

Loan                                            1,000,000              --
Bank overdraft facility (limit 1,700,000)         696,336              --
                                                ---------       ---------

Total long-term liabilities                     1,696,336              --

SHAREHOLDERS' EQUITY

Restricted equity

Share capital, 500 shares
par value SEK 100                                  50,000          50,000
                                                ---------       ---------

Total restricted equity                            50,000          50,000

Unrestricted equity

Net profit for the year                               503              --
                                                ---------       ---------

                                                      503              --
Total liabilities and
shareholders' equity                            4,748,642          50,000
                                                =========       =========

Chattel mortgages                               7,000,000              --

Contingent liabilities

Guarantees                                      2,048,875              --

REGAM AB





Sundsvall January 20, 1997



----------------------------                         -------------------------
Bengt Gabrielsson                                    Lars Nelvig


My audit report was submitted January 20, 1997




----------------------------
Rolf Franson
Authorized Public Accountant

                                  AUDIT REPORT

                     Regam Medical Systems International AB
                                 (556222-7370)



I have examined the Annual Report, the Accounts and the Administration by the Board of Directors and the Managing Director for the period September 1, 1995 - August 31, 1996. The examination was carried out in accordance with generally accepted accounting standards.

The Annual Report has been carried out in compliance with the Swedish Companies Act.

I recommend

that the Income Statement and the Balance Sheet be adopted

that the earnings be disposed of as proposed in the Report of the Board of Directors that the members of the Board of Directors and the Managing Director be discharged from liability for the year September 1, 1995 - August 31, 1996.


Boras, January 20, 1997


----------------------------
Rolf Franson
Authorized Public Accountant

                         PRO FORMA FINANCIAL STATEMENTS

         On April 17, 1997, AFP Imaging Corporation (the "Registrant"), a New York Corporation, purchased from ACG Nystromgruppen AB ("Nystrom"), a Swedish company, 500 common shares of Regam Medical Systems AB ("Regam"), a Swedish company, representing 100 percent of the issued share capital of Regam. The Registrant assumed all outstanding assets and liabilities as of the closing date free and clear of all liens, claims, charges, pledges or encumbrances. Regam is a manufacturer of a filmless digital dental radiography system, with an installed base of over 3,500 units in Europe and Asia.

         The following unaudited pro forma balance sheet has been prepared using the historical balance sheets of the Registrant and Regam, and give effect to the acquisition of all assets and liabilities of Regam for $2,900,000, including a cash payment of $1,500,000, a note payable for $1,000,000 bearing interest at 2% above LIBOR per annum (8.4% on April 17, 1997), a letter of credit for $200,000 bearing no interest and a guaranteed royalty payment of $200,000, as if the transaction occurred on March 31, 1997. The accompanying unaudited pro forma income statements for the nine month period ended March 31, 1997 and for the year ended June 30, 1996, give effect to these adjustments as though each of such events had occurred on July 1, 1996 and July 1, 1995, respectively. Pro forma adjustments are further described in the accompanying notes.

         These pro forma financial statements should be read in conjunction with the financial statements of the Registrant (refer to June 30, 1996 Form 10-K and March 31, 1997 Form 10-Q not included in this filing), as well as the financial statements of Regam which are included herein. The pro forma information does not purport to be indicative of the results which would have been reported if the combinations had been in effect for the period presented or which may result in the future.

                    PRO FORMA CONSOLIDATED INCOME STATEMENT
                        FOR THE YEAR ENDED JUNE 30, 1996
                                  (UNAUDITED)


                                                               Historical, year ended
                                                                    June 30, 1996
                                                           ------------------------------
                                                                AFP             Regam
                                                              Imaging       Medical Systems      Pro Forma           Pro
                                                            Corporation    International AB     Adjustments         Forma
                                                            -----------    ----------------     -----------      ------------
NET SALES                                                   $36,528,879        $1,477,712      $         --       $38,006,591
                                                                                                                 ------------

COST OF SALES                                                24,430,698           761,736                --        25,192,434
                                                           ------------      ------------      ------------      ------------

          Gross Profit                                       12,098,181           715,976                --        12,814,157

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                  9,287,858           592,140           196,374        10,076,372

RESEARCH AND DEVELOPMENT EXPENSES                             1,273,032           300,310                --         1,573,342
                                                           ------------      ------------      ------------      ------------

          Operating Income (Loss)                             1,537,291          (176,474)         (196,374)        1,164,443


INTEREST EXPENSE, NET                                           776,763             6,538           138,750           922,051
OTHER (INCOME)/EXPENSE
                                                                     --          (183,808)          183,808                --
                                                           ------------      ------------      ------------      ------------

          Income (Loss) before Provision (Benefit) for          760,528               796          (518,932)          242,392
            Income Taxes

PROVISION (BENEFIT) FOR INCOME TAXES                             60,000               724           (10,000)           50,724
                                                           ------------      ------------      ------------      ------------

          Net Income (Loss)                                    $700,528               $72         $(508,932)         $191,668
                                                           ============      ============      ============      ============


NET EARNINGS (LOSS) PER SHARE
          Primary                                                 $0.08             $0.14                               $0.02
                                                           ============      ============                        ============
          Fully Diluted                                           $0.08             $0.14                               $0.02
                                                           ============      ============                        ============


WEIGHTED AVERAGE NUMBER OF COMMON SHARES
          OUTSTANDING
          Primary                                             9,112,677               500                           9,112,677
                                                           ============      ============                        ============
          Fully Diluted                                       9,628,992               500                           9,628,992
                                                           ============      ============                        ============


---------------------------------------------
Notes:

(1) The financial statements of Regam Medical Systems International AB (Regam) were originally reported in Swedish Krona (SEK). As the SEK represents the functional currency of Regam, the related income statement of this company has been translated into U.S. dollars using the average exchange rate during the fiscal year ended June 30, 1996.

(2)  Pro forma adjustments include the following:

       (A) Recording of amortization expense for the excess of the purchase price over the fair value of assets acquired. This goodwill was assumed to have a useful life of 15 years.

       (B) Recording of interest expense associated with the $1.0 million of long-term debt used to finance the acquisition.

       (C) Reduction of interest income on $1.5 million in cash paid to finance the acquisition.

       (D) Elimination of group capital contribution from former parent (included in Other (Income)/Expense) from the Income Statement.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (UNAUDITED)


                                                                   Historical, as of
                                                                     March 31, 1997
                                                             -------------------------------
                                                                 AFP             Regam
                                                               Imaging       Medical Systems     Pro Forma           Pro
                                                             Corporation    International AB    Adjustments         Forma
                                                             -----------    ----------------    -----------      ------------
                             ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                $2,899,447           $84,577      $(1,500,000)       $1,484,024
     Accounts receivable, net of allowance for doubtful        4,757,252           316,558               --         5,073,810
          accounts and sales returns

     Inventories                                               6,184,918           349,904               --         6,534,822
     Prepaid expenses and other                                  100,061            18,049               --           118,110
                                                            ------------      ------------     ------------      ------------
               Total Current Assets                           13,941,678           769,088       (1,500,000)       13,210,766

PROPERTY, PLANT AND EQUIPMENT, (at cost):

     Building and building improvements                          228,469                --               --           228,469
     Machinery and equipment                                   6,945,656            68,187               --         7,013,843

          Less:  Accumulated depreciation                     (6,012,951)               --               --        (6,012,951)
                                                            ------------      ------------     ------------      ------------

               Total Property, Plant and Equipment             1,161,174            68,187               --         1,229,361

INTANGIBLE ASSETS, (net of accumulated amortization)           1,642,198           224,813        2,945,610         4,812,621

OTHER ASSETS                                                     233,178                --               --           233,178
                                                            ------------      ------------     ------------      ------------

TOTAL ASSETS                                                 $16,978,228        $1,062,088       $1,445,610       $19,485,926
                                                            ============      ============     ============      ============

---------------------------------------------

Notes:


(1) The financial statements of Regam Medical Systems International AB (Regam) were originally reported in Swedish Krona (SEK). As the SEK represents the functional currency of Regam, the accompanying balance sheet of this company has been translated using the spot rate as of March 31, 1997, where applicable.

(2) Pro forma adjustments include the recording of the purchase transaction, including cash payment of $1,500,000, long-term note payable of $1,000,000, accrued short-term payable of $200,000, accrued royalty expense of $200,000 and goodwill of approximately $2,900,000.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (UNAUDITED)

                                                                   Historical, as of
                                                                     March 31, 1997
                                                            --------------------------------
                                                                 AFP             Regam
                                                               Imaging       Medical Systems      Pro Forma            Pro
                                                             Corporation    International AB     Adjustments          Forma
                                                            -------------   --------------------------------      ------------
         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:

     Current portion of long-term debt                           110,000                --                --           110,000
     Accounts payable                                          1,710,138           599,459                --         2,309,597
     Accrued expenses                                          1,612,863           148,239           400,000         2,161,102
     Convertible subordinated debentures                         200,000                --                --           200,000
                                                            ------------      ------------      ------------      ------------

               Total Current Liabilities                       3,633,001           747,698           400,000         4,780,699

LONG-TERM DEBT                                                 3,016,024           360,000         1,000,000         4,376,024

STOCKHOLDERS' EQUITY (DEFICIT):

     Convertible preferred stock, Series A                     2,474,804                --                --         2,474,804
     Convertible preferred stock, Series B                       854,247                --                --           854,247
     Common stock warrants                                        25,314                --                --            25,314
     Common stock                                                 71,706             6,667            (6,667)           71,706
     Paid-in capital in excess of par                          8,277,437                --                --         8,277,437
     Retained deficit                                         (1,374,305)          (52,277)           52,277        (1,374,305)
                                                            ------------      ------------      ------------      ------------
               Total Stockholders' Equity (Deficit)           10,329,203           (45,610)           45,610        10,329,203

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)        $ 16,978,228      $  1,062,088      $  1,445,610      $ 19,485,926
                                                            ============      ============      ============      ============

---------------------------------------------

Notes:

(1) The financial statements of Regam Medical Systems International AB (Regam) were originally reported in Swedish Krona (SEK). As the SEK represents the functional currency of Regam, the accompanying balance sheet of this company has been translated using the spot rate as of March 31, 1997, where applicable.


(2) Pro forma adjustments include the recording of the purchase transaction, including cash payment of $1,500,000, long-term note payable of $1,000,000, accrued short-term payable of $200,000, accrued royalty expense of $200,000 and goodwill of approximately $2,900,000.

                    PRO FORMA CONSOLIDATED INCOME STATEMENT
                    FOR THE NINE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)

                                                                Historical, nine months ended
                                                                        March 31, 1997
                                                               -------------------------------
                                                                    AFP            Regam
                                                                  Imaging      Medical Systems    Pro Forma           Pro
                                                                Corporation   International AB   Adjustments         Forma
                                                               -------------  ------------------------------      -----------
NET SALES                                                       $26,469,996     $ 1,496,287      $        --      $27,966,283

COST OF SALES                                                    17,917,367       1,127,915               --       19,045,282
                                                                -----------     -----------      -----------      -----------

          Gross Profit                                            8,552,629         368,373               --        8,921,002

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                      6,505,394         679,314          147,281        7,331,988
RESEARCH AND DEVELOPMENT EXPENSES                                   591,083         189,042               --          780,125
                                                                -----------     -----------      -----------      -----------

          Operating Income (Loss)                                 1,456,152        (499,983)        (147,281)         808,888

INTEREST EXPENSE, NET                                               335,536          42,087          104,063          481,685
OTHER (INCOME) EXPENSE                                                   --        (474,857)         474,857               --
                                                                -----------     -----------      -----------      -----------

          Income (Loss) before Provision (Benefit) for Income     1,120,616         (67,213)        (726,200)         327,203
            Taxes

PROVISION (BENEFIT) FOR INCOME TAXES                                120,000              --          (15,000)         105,000
                                                                -----------     -----------      -----------      -----------

          Net Income (Loss)                                     $ 1,000,616     $   (67,213)     $  (711,200)     $   222,203
                                                                ===========     ===========      ===========      ===========

NET EARNINGS (LOSS) PER SHARE
          Primary                                               $      0.10     $   (134.43)                      $      0.02
                                                                ===========     ===========                       ===========
          Fully Diluted                                         $      0.10     $   (134.43)                      $      0.02
                                                                ===========     ===========                       ===========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
          OUTSTANDING
          Primary                                                 9,930,148             500                         9,930,148
                                                                ===========     ===========                       ===========
          Fully Diluted                                           9,930,148             500                         9,930,148
                                                                ===========     ===========                       ===========


---------------------------------------------

Notes:

(1) The financial statements of Regam Medical Systems International AB (Regam) were originally reported in Swedish Krona (SEK). As the SEK represents the functional currency of Regam, the related income statement of this company has been translated into U.S. dollars using the average exchange rate during the nine months ended March 31, 1997.

(2)  Pro forma adjustments include the following:

     (A) Recording of amortization expense for the excess of the purchase price over the fair value of assets acquired. This goodwill was assumed to have a useful life of 15 years.

     (B) Recording of interest expense associated with the $1.0 million of long-term debt used to finance the acquisition.

     (C) Reduction of interest income on $1.5 million in cash paid to finance the acquisition.

     (D) Elimination of group capital contribution from former parent (included in Other (Income)/Expense) from the Income Statement.